UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 4, 2020
 PENN VIRGINIA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16285 Park Ten Place, Suite 500		77084
Houston	Texas
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 722-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PVAC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Penn Virginia Corporation (the “Company” or “we”) held its 2020 Annual Meeting of Shareholders on May 4, 2020 (the “Annual Meeting”). The following matters were voted upon by the shareholders at the Annual Meeting. Each such matter received the number of votes set forth below.

(1) The election of five directors, each to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
John A. Brooks	12,445,872	34,450	2,400	944,460
Tiffany Thom Cepak	12,457,752	24,014	956	944,460
Darin G. Holderness	12,365,831	115,851	1,040	944,460
Brian Steck	12,391,589	90,116	1,017	944,460
Jeffrey E. Wojahn	12,460,664	21,041	1,017	944,460

(2) The holding of an advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
12,309,249	24,869	148,604	944,460

(3) The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain	Broker Non-Votes
13,382,160	44,741	281	0

The size of the Company’s board of directors was reduced from seven directors to five directors effective at the Annual Meeting.

Item 7.01	Regulation FD Disclosure.

The Company has maintained an active “shelf” registration statement for a number of years which is scheduled to expire in the near future. At the present time, we do not believe that the market conditions for capital markets transactions are viable for entities of our size within our industry. Accordingly, we do not consider such transactions as a potential source of capital at this time. However, to allow for flexibility and as is customary for public companies, we intend to maintain an effective shelf registration statement to allow for optionality, including by filing in the near term a new shelf registration statement on Form S-3 in advance of the expiration of our current registration statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 8, 2020	PENN VIRGINIA CORPORATION

	By:	/s/ Katherine Ryan
Katherine Ryan Vice President, Chief Legal Counsel and Corporate Secretary